COMMONWEALTH INTERNATIONAL SERIES TRUST

                             Commonwealth Japan Fund
                     Commonwealth Australia/New Zealand Fund
                            Commonwealth Global Fund
                    Commonwealth Real Estate Securities Fund

                          Supplement dated May 31, 2006
      (to the Statement of Additional Information dated February 27, 2006)

      The following information as approved by shareholders of the Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund at a Special Meeting held on May 31, 2006 amends, modifies and replaces certain information appearing in the Statement of Additional Information under the section entitled "Investment Restrictions" of the aforementioned portfolios of the Commonwealth International Series Trust.

          JAPAN FUND, GLOBAL FUND & REAL ESTATE SECURITIES FUND (ONLY)

      "Fundamental" Investment Restrictions. The Japan Fund, Global Fund and the Real Estate Securities Fund each has adopted the following "fundamental" restrictions which, along with its investment objectives, cannot be changed without approval by the holders of a majority of the shares of beneficial interest in the applicable Fund ("Fund shares"). A majority is defined by the Investment Company Act of 1940 as the lesser of (i) 67% or more of the Fund shares present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or
(ii) more than 50% of the outstanding voting securities. The Fund may not:

      1. Issue senior securities or borrow money except, as permitted under the Act and as interpreted or modified from time to time.

            Currently, subject to modification to conform to the Act as interpreted or modified from time to time, each Fund is permitted, consistent with the Act, to borrow, and pledge its shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by the Fund from a bank. The Act also permits a Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. The SEC has indicated, however, that certain types of transactions, which could be deemed "borrowings" (such as firm commitment agreements and reverse repurchase agreements), are permissible if a Fund "covers" the agreements by establishing and maintaining segregated accounts.

            Currently, with respect to senior securities, the Act and regulatory interpretations of relevant provisions of the Act establish the following general limits, subject to modification to conform to the Act as interpreted or modified from time to time: Open-end registered investment companies such as the Funds are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Trust is, however, permitted to issue separate series of shares (each Fund is a series of the Trust) and to divide those series into separate classes. Individual class and institutional class are separate classes. The Funds have no intention of issuing senior securities, except that the Trust has issued its shares in separate series and may divide those series into classes of shares. Collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

      2. Make any investment that is inconsistent with its classification as a "diversified" investment company under the Act as interpreted or modified from time to time.

            Currently, to remain classified as a "diversified" investment company under the Act, each Fund must conform with the following, subject to modification to conform to the Act as interpreted or modified from time to time:
With respect to 75% of its total assets, a fund may not invest more than 5% of the fund's total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to (1) a Fund's assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and
(3) shares of other investment companies.

      3. Concentrate its investments in a particular industry, as that term is used in the Act, as interpreted or modified from time to time.

            Currently, each Fund may not invest, subject to modification to conform to the Act as interpreted or modified from time to time, more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the US). This restriction shall not prevent the Fund from purchasing the securities of an issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if, as a result, the Fund would no longer be a diversified investment company as defined in the Act and as interpreted or modified from time to time.

      4. Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities and as permitted under the Act as interpreted or modified from time to time.

      5. Purchase or sell real estate including limited partnership interests (except that the Fund may invest in securities of companies which deal in real estate and securities secured by real estate or interests therein and the Fund reserves the right to hold and sell real estate acquired as a result of the Fund's ownership of securities and except as otherwise permitted by the Act as modified or interpreted from time to time).

      6. Purchase or sell commodities, except as permitted by the Act, as interpreted or modified from time to time.

            Currently, each Fund is permitted to purchase or sell commodities as permitted by the Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction. For purposes of this restriction, interest-rate, index and currency futures contracts options on such contracts and on stock indices and currencies, and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

      7. Make loans to other persons, except (i) loans of portfolio securities;
(ii) to the extent that entry into repurchase agreements and the purchase of debt investment instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans; and, (iii) as otherwise permitted by the Act as interpreted and modified from time to time.

            Currently, a Fund may lend portfolio securities to broker-dealers and other financial institutions, subject to modification to conform to the Act as interpreted or modified from time to time, in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.


      "Non-fundamental" Investment Restrictions. Each Fund has adopted the following additional "non-fundamental" restrictions that may be changed without stockholders' approval, to the extent permitted by applicable law, regulation or regulatory policy: The Fund may not:

      1. Make short sales of securities, maintain short positions, except for short-term credits as are necessary for the clearance of transactions and in connection with transactions involving forward foreign currency exchange contracts, futures contracts and related options.

      2. Invest more than 5% of its total assets (taken at market value at the time of the investment) in securities of unseasoned issuers which, including their predecessors, have been in operation for less than three years (except obligations issued or guaranteed by the U.S. Government, the applicable foreign governments or their agencies or instrumentalities) and equity securities which are not readily marketable.

      3. Enter into a repurchase agreement not terminable within seven days if the total of such agreements would be more than 5% of the value of each Fund's total assets at the time of the agreement.

      4. Invest in securities of other investment companies (other than in connection with a merger, consolidation, reorganization or acquisition of assets) except to the extent permitted by the Investment Company Act of 1940 and related rules and regulatory interpretation, provided, nevertheless, in these instances when computing both the Advisory fee and the Rule 12b-1 fee for the Commonwealth Global Fund, average daily net assets are reduced by Fund assets invested in Commonwealth Australia/New Zealand, Commonwealth Japan Fund and the Commonwealth Real Estate Securities Fund.

      5. Write put and call options unless the options are "covered," or the Advisor determines that any uncovered purchases pose a minimal risk to the Investor the underlying securities are ones which the Fund is permitted to purchase and the option is issued by the Options Clearing Corporation, provided that the aggregate value of the securities underlying the puts determined as of the date the options are sold shall not exceed 25% of the market value of the Fund's net assets determined as of the date the options are sold.

      6. Purchase or retain for the Fund the securities of any issuer if those officers and Trustees of the Trust, or directors and officers of its investment Advisor, who individually own more than 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities.

      7. Purchase from or sell to any of the officers and trustees of the Trust, its investment Advisor, its principal underwriter or the officers and directors of its investment Advisor or principal underwriter, portfolio securities of the Fund.

      8. Invest in oil, gas or other mineral leases or exploration or development programs (although it may purchase securities of issuers which own, sponsor or invest in such interests).

      9 The Fund can pledge, mortgage or hypothecate its asset for the purpose of securing a Board approved loan.

      10. Purchase warrants of any issuer if, as a result, more than 2% of the value of the total assets of the Fund (taken at market value at the time of purchase) would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund (taken at market value at the time of purchase) would be invested in warrants. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

               Please Retain This Supplement for Future Reference


Dated: May 31, 2006